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          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


Teltran International Group, Ltd.

  We hereby consent to the use of our certified financial statement and to all references to our firm included in or made part of this Form 10-SB.


                                    /s/ Liebman Goldberg & Drogin, LLP
                                    ---------------------------------
                                    Liebman Goldberg & Drogin, LLP


Garden City, NY

March 24, 1999